Exchangeable Securities	12 Months Ended
Dec. 31, 2024
Exchangeable Securities [Abstract]
Exchangeable Securities	Exchangeable Securities
On March 22, 2019, the Company entered into an Investment Agreement whereby Brookfield Renewable Partners or its affiliates (collectively Brookfield) agreed to invest $750 million in TransAlta through the purchase of exchangeable securities, which are exchangeable into an equity ownership interest in TransAlta’s Alberta Hydro Assets in the future at a value based on a multiple of the Alberta Hydro Assets’ future-adjusted EBITDA (Option to Exchange).
A. $750 Million Exchangeable Securities

As at	Dec. 31, 2024			Dec. 31, 2023
	Carrying value	Face value	Interest	Carrying value	Face value	Interest
Exchangeable debentures – due May 1, 2039(1)	350	350	7%	344	350	7%
Exchangeable preferred shares(2)	400	400	7%	400	400	7%
Total exchangeable securities	750	750		744	750
(1)Seven per cent unsecured subordinated debentures due May 1, 2039.
(2)Redeemable, retractable first preferred shares (Series I). Exchangeable preferred share dividends are reported as interest expense.
On Dec. 9, 2024, the Company declared a dividend of $7 million, in aggregate, for the Exchangeable Preferred Shares at the fixed rate of 1.760 per cent, per share, payable on Feb. 28, 2025. The Exchangeable Preferred
Shares are considered debt for accounting purposes and, as such, dividends are reported as interest expense (Note 10).
B. Option to Exchange

As at	Dec. 31, 2024		Dec. 31, 2023
Description	Base fair value	Sensitivity	Base fair value	Sensitivity
Option to exchange – embedded derivative	—	+nil -30	—	+nil -25
The Investment Agreement allows Brookfield the option to exchange all of the outstanding exchangeable securities after Dec. 31, 2024, into an equity ownership interest of up to a maximum 49 per cent in an entity that has been formed to hold the Alberta Hydro Assets. The fair value of the option to exchange is considered a Level III fair value measurement as there is no available market-observable data. It is therefore valued using a mark-to-forecast model with inputs that are based on historical data and changes in underlying discount rates only when it represents a long-term change in the value of the option to exchange.
Sensitivity ranges for the base fair value are determined using reasonably possible alternative assumptions for key unobservable inputs, which is mainly the change in the implied discount rate of future cash flows. The sensitivity analysis has been prepared using the Company’s assessment that a change in the implied discount rate of 10.5 per cent (2023 — 11.8 per cent) of future cash flows of one per cent is a reasonably possible change.
The maximum equity interest Brookfield can own with respect to the Alberta Hydro Assets is 49 per cent. If Brookfield’s ownership interest is less than 49 per cent at conversion, Brookfield has a one-time option payable in cash to increase its ownership to up to 49 per cent, exercisable up until Dec. 31, 2028, provided Brookfield holds at least 8.5 per cent of TransAlta’s common shares. Under this top-up option, Brookfield will be able to acquire an additional 10 per cent interest in the entity holding the Alberta Hydro Assets, provided the 20-day volume-weighted average price (VWAP) of TransAlta’s common shares is not less than $14 per share prior to the exercise of the option, and up to the full 49 per cent if the 20-day VWAP of TransAlta’s common shares at that time is not less than $17 per share. To the extent the value of the investment would exceed a 49 per cent equity interest, Brookfield will be entitled to receive the balance of the redemption price in cash.
In connection with the Investment Agreement, Brookfield is entitled to nominate two directors for election to the Board.